UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2006
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-693	36-1063330

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois    60523
(Address of principal executive offices)    (Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
At their meeting on October 24, 2006, the Board of Directors of Federal Signal Corporation (the “Company”) elected Brenda L. Reichelderfer to the company’s Board of Directors. Ms. Reichelderfer has been appointed to Director Class III and she is an independent director for purposes of Sarbanes-Oxley and New York Stock Exchange requirements.
Ms. Reichelderfer leads product development, technology development and product safety across ITT Corporation. Prior to this, she held a number of positions in operations at ITT including president of the Electronics Components Group and president of the Motion and Fluid Control Group. Reichelderfer holds a Bachelor of Science degree in electrical engineering from Ohio Northern University in Ada, Ohio.
A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c)  Exhibits
99.1   Federal Signal Corporation Press Release Dated October 24, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: October 25, 2006	By:	/s/ Robert D. Welding
Robert D. Welding
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release Dated October 24, 2006